                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934





     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    JANUARY 4, 1999
                                                        -------------------




                         MAGAININ PHARMACEUTICALS INC.
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            (Exact name of registrant as specified in its charter)

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             DELAWARE              0-19651              13-3445668
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
         (State or other         (Commission          (IRS Employer
         jurisdiction of         File Number)         Identification No.)
         incorporation)
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           5110 CAMPUS DRIVE, PLYMOUTH MEETING, PA                19462
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        (Address of principal executive offices)              (Zip Code)



    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:      (610) 941-4020
                                                         ----------------------



         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTS


     On January 4, 1999, the Company dismissed Richard A. Eisner & Company, LLP as its independent public accountants and auditors and engaged KPMG LLP to serve as its independent public accountants and auditors. The dismissal of Richard A. Eisner & Company, LLP and the engagement of KPMG LLP was approved by the Audit Committee of the Board of Directors of the Company.


     The reports of Richard A. Eisner & Company, LLP on the Company's financial statements for the years ended December 31, 1997 and 1996 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.


     During the years ended December 31, 1996 and 1997, and for the period from January 1, 1998 to January 4, 1999, there were no (i) disagreements with Richard
A. Eisner & Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Richard A. Eisner & Company, LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report or (ii) "reportable events" as that term is described in Item 304(a)(1)(v) of regulation S-K.


     The Company has provided Richard A. Eisner & Company, LLP with a copy of the disclosures contained in this Form 8-K and has requested Richard A. Eisner & Company, LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein. A copy of that letter, dated January 5, 1999 is filed as Exhibit 99.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (a) Financial Statements of Business Acquired: None

     (b) Pro Forma Financial Information: None

     (c) Exhibits:

         99.1 Letter from Richard A. Eisner & Company, LLP, dated January 5, 1999, concerning its dismissal as the Company's principal accountant.

                                       2
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                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 MAGAININ PHARMACEUTICALS INC.






                                 By: /s/ Michael R. Dougherty
                                    ---------------------------
                                   Michael R. Dougherty
                                   President and Chief Executive Officer



Dated:  January 7, 1999
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                                 EXHIBIT INDEX
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Exhibit
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 99.1     Letter from Richard A. Eisner & Company, LLP, dated January 5, 1999, concerning its dismissal as the Company's principal accountant.

               [LETTERHEAD OF RICHARD A. EISNER & COMPANY, LLP]


        January 5, 1999


        Securities and Exchange Commission
        450 Fifth Street, N.W.
        Washington, DC 20549


        Gentlemen:

        We have read item 4 of Form 8-K, which is expected to be filed on or around January 6, 1999 by Magainin Pharmaceuticals Inc. and are in agreement with the statements contained therein. We have no basis to agree or disagree with respect to the statements regarding the engagement of KPMG LLP.


        Very truly yours,
        /s/ Richard A. Eisner & Company, LLP